Exhibit 99.1

FOR IMMEDIATE RELEASE

REDBOX COMPLETES BUSINESS COMBINATION WITH SEAPORT GLOBAL ACQUISITION CORP.

Accelerates Redbox’s digital transformation

Positions Redbox to simplify the streaming experience with an affordable, multi-product entertainment ecosystem

Redbox common stock expected to begin trading on NASDAQ under ticker symbol RDBX on October 25, 2021

NEW YORK AND OAKBROOK TERRACE, IL, October 22, 2021 – Redbox (NASDAQ: RDBX), America's destination for affordable new-release movies and entertainment, announced today that it has completed its previously announced business combination with Seaport Global Acquisition Corp. (NASDAQ: SGAM) ("Seaport Global Acquisition"), a publicly traded special purpose acquisition company. As a result of the merger, the entity will be known as “Redbox Entertainment Inc.” Redbox’s common stock and warrants are expected to begin trading on NASDAQ on Monday, October 25, 2021, under the ticker symbols “RDBX and “RDBXW,” respectively.

“Today marks the beginning of Redbox’s next chapter,” said Galen Smith, CEO of Redbox. “Since revolutionizing the way Americans rent movies nearly two decades ago, Redbox has continuously evolved and expanded our reach – all while offering our millions of loyal customers exceptional value in home entertainment. Today, we are building on our legacy and reaffirming our commitment to delivering a wide range of choice and convenience for consumers, as well as value for our Redbox stakeholders.”

Smith continued, “As a public company, we plan to continue our strong momentum and accelerate our digital transformation. Through this transaction, and the incremental capital it provides, Redbox is equipped to advance our goal of creating a one stop experience that spans multiple entertainment mediums and simplifies the streaming experience. We are eager to capture the significant and growing opportunities ahead, take our business to the next level and achieve profitable growth for Redbox shareholders.”

Redbox Continues to Generate Strong Momentum

In recent months, Redbox has:

•	Entered into a multiyear distribution agreement with Lionsgate, under which Lionsgate will distribute Redbox Entertainment™ titles across home entertainment windows in addition to subscription video on demand (SVOD) licensing for select titles under the Redbox Entertainment brand.

•	Expanded the distribution footprint for its streaming app to the PlayStation 5 console, allowing consumers to stream thousands of Ad Supported Video on Demand (AVOD) movies and TV shows, as well as over one hundred Free Ad Supported TV (FAST) channels.

•	Signed a promotional agreement with Roku® to further attract multi-platform users to the Redbox streaming app. Through mid-2022, consumers will receive a $5 streaming code on Roku players sold exclusively at Walmart.

•	Announced it will add over 20 Free Ad Supported Television (FAST) channels to its streaming service including live local news, Spanish language, and kids programming, bringing the total number of channels available to over 100.

•	Signed a distribution agreement with Vewd – one of the world’s largest providers of OTT and hybrid TV solutions – to pre-load the Redbox streaming app on new and existing Vewd powered TVs and set-top boxes in the US.

Transaction Overview

The business combination was unanimously approved by the parties’ Boards of Directors, and approved by Seaport Global Acquisition’s stockholders at a special meeting on October 20, 2021.

The transaction, combined with a fully committed PIPE of $50 million led by Ophir Asset Management and backstop agreements with certain funds announced on October 11, 2021, will provide Redbox with approximately $88 million in cash. Redbox intends to use the funds from the transaction to pay down existing debt, pay transaction costs and fees, fund future growth investments, and for general corporate purposes.

The final number of shares redeemed totaled 12,346,223. As a result, Redbox will have approximately 45.4 million shares outstanding, of which approximately 2.0 million shares will be immediately tradeable. The shares that will be purchased as part of the backstop agreements, along with the PIPE, will be registered for resale separately in the future.

Advisors

B. Riley Securities acted as capital markets advisor to Seaport Global Acquisition and lead placement agent on the PIPE. BTIG, LLC acted as lead financial advisor and capital markets advisor to Redbox. Moelis & Company LLC also served as a financial advisor to Redbox. Apollo Global Securities and BTIG, LLC also served as placement agents on the PIPE. Wedbush Securities and Canaccord Genuity LLC acted as capital market advisors.

Paul Hastings LLP acted as legal advisor to Seaport Global Acquisition. Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal advisor to Redbox. Kirkland & Ellis LLP acted as legal advisor to the placement agents.

About Redbox

Redbox (NASDAQ: RDBX) is a leading entertainment company that gives consumers access to a large variety of content across digital and physical media. The company operates a rapidly growing digital streaming service that provides both ad supported (AVOD) and paid movies from Hollywood studios and hundreds of content partners, as well as over 100 channels of free ad supported streaming television (FAST). The Redbox app is available on major entertainment platforms that include Roku devices, connected TVs, gaming platforms, the web as well iOS and Android devices. Redbox also operates its popular kiosks across the US at thousands of retail locations – giving consumers affordable access to the latest in entertainment. The company produces, acquires, and distributes movies through its Redbox Entertainment label, providing rights to talent-led films that are distributed across Redbox’s digital and physical services as well as through third-party digital services. Headquartered just outside of Chicago, Redbox has offices in Los Angeles and Seattle. For more information visit www.redbox.com.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are, but not necessarily, accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar words or expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding the business combination between Redbox and Seaport Global Acquisition, the benefits of the transaction and Redbox's future financial performance and condition, as well as Redbox's strategy (including acceleration of digital services and provision of a simplified streaming experience and more affordable entertainment ecosystem), future operations and condition, Redbox’s NASDAQ exchange trading, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination, including Redbox management’s plans for accelerating digital and expanding and simplifying Redbox’s streaming and other digital services; the overall level of consumer demand for Redbox's products, including kiosk rental and digital usage; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets, as well as NASDAQ’s decisions relating to Redbox and its securities, including their trading; the financial strength of Redbox's customers; Redbox's ability to implement its business and growth strategy, including providing an affordable, multi-product entertainment ecosystem; changes in governmental regulation, Redbox's exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox's business, as a result of the COVID-19 pandemic and government actions; Redbox's ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers' tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox's contracts or relationships with one or more of its significant retailers or studios; Redbox's inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox's reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox's business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect Redbox's financial results is included from time to time in Redbox’s (and previously Seaport Global Acquisition's) public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements filed with the SEC in connection with the solicitation of proxies for the meeting of stockholders that approved the business combination. If any of these risks materialize or Redbox's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Redbox presently does not know, or that Redbox currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Redbox's expectations, plans or forecasts of future events and views as of the date of this communication. Redbox anticipates that subsequent events and developments will cause their assessments to change. However, while Redbox may elect to update these forward-looking statements at some point in the future, Redbox specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Redbox's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media

Peter Binazeski

Peter.binazeski@redbox.com

Investors

Scott Bisang / Katelyn Villany

Joele Frank, Wilkinson Brimmer Katcher

sbisang@joelefrank.com, kvillany@joelefrank.com